UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

December 3, 2013

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

55 NOD ROAD
AVON, CONNECTICUT	06001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Matters

On December 3, 2013, the Arizona Department of Administration (“ADOA”) issued its decision on the appeal of Magellan Health Services, Inc. (“Magellan” or the “Company”) of the denial of its protest of a contract award to another bidder (the “Appeal”).  The ADOA accepted the recommendation of the administrative law judge (“ALJ”) in the Arizona Office of Administrative Hearings (“OAH”) and issued a final administrative decision ruling against Magellan, affirming the award of the New Contract (as defined below) to the other winning bidder, and dismissing Magellan’s appeal.  The ADOA also lifted the previously issued stay on implementation of the New Contract.  The ALJ had previously recommended that the ADOA rule against Magellan and dismiss the Appeal.

Magellan intends to file an appeal in the Arizona Superior Court in Maricopa County and to seek a judicial stay of the ADOA decision and implementation of the New Contract until after a decision by the Superior Court on Magellan’s appeal.

Background

The State of Arizona had previously issued a Solicitation for a new Regional Behavioral Health Authority (“RBHA”) for GSA6 (“Maricopa County”) (the “New Contract”) to replace the current contract with Magellan to be effective on October 1, 2013. The New Contract is for the management of the publicly funded behavioral health system currently provided by Magellan under its current contract for Maricopa County, and also includes an integrated behavioral and physical health care system for a small number of individuals with serious mental illness. Magellan Complete Care of Arizona, a joint venture owned 80% by the Company and 20% by Phoenix Health Plan, previously submitted a bid for the New Contract.

On March 25, 2013, the Company was notified that Magellan Complete Care of Arizona was not selected as the RBHA for the New Contract. On April 3, 2013, the Company filed a formal protest regarding the State’s decision to award the New Contract to another vendor. On April 17, 2013, the Arizona Department of Health Services denied the Company’s protest. On May 9, 2013, the Company filed the Appeal with the ADOA. The Company also filed with the ADOA a motion to stay the award and implementation of the New Contract pending a decision on the Appeal. On May 21, 2013, the ADOA granted the Company’s motion and issued a stay of the award and implementation of the New Contract pending resolution of the Appeal by the ADOA.

On June 13, 2013 the ADOA referred the Appeal for a hearing before the ALJ.  The ALJ held an evidentiary hearing on the Appeal on September 18-27, 2013. On November 18, 2013, the ALJ issued a decision and recommended that the ADOA rule against Magellan and dismiss the Appeal.

There is no assurance that the Company will prevail on its appeal to the Superior Court or that a judicial stay of the ADOA decision will be granted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

Date: December 3, 2013	By:	/s/ Jonathan N. Rubin
		Name:	Jonathan N. Rubin
		Title:	Executive Vice President and Chief Financial Officer